Offerings - Offering: 1	Apr. 29, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common shares
Amount Registered | shares	35,000,000
Proposed Maximum Offering Price per Unit	0.44
Maximum Aggregate Offering Price	$ 15,400,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,126.74
Offering Note	a) In accordance with Rule 416(a), we are also registering an indeterminate number of additional common shares that shall be issuable pursuant to Rule 416 to prevent dilution resulting from stock splits, share dividends or similar transactions. b) Pursuant to Rule 457(c), the proposed maximum offering price per Common Share is based on the average of the high and low prices of the Common Shares are reported on the TSX Venture Exchange on April 28, 2026, of C$0.60, converted from Canadian Dollars into United States Dollars using the average exchange rate on April 28, 2026 as reported by the Bank of Canada of US$1.00 = C$1.3678.